Exhibit 10.11

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS.  NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE.

Warrant No. AA-	STOCK PURCHASE WARRANT	No. of Shares : 6,250,000

To Subscribe for and Purchase Common Stock of

HEALTH ENHANCEMENT PRODUCTS, INC.

THIS CERTIFIES that, for value received, Howard R. Baer (together with any subsequent transferees of all or any portion of this Warrant, the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from HEALTH ENHANCEMENT PRODUCTS, INC., a Nevada corporation (hereinafter called the “Company”), at the price hereinafter set forth in Section 2, up to 6,250,000 (Six Million Two Hundred Fifty Thousand) fully paid and non-assessable shares (the “Shares”) of the Company’s Common Stock, $.001 par value per share (the “Common Stock”).

1.

Definitions.  As used herein the following term shall have the following meaning:

“Act” means the Securities Act of 1933, as amended, or a successor statute thereto and the rules and regulations of the Securities and Exchange Commission issued under that Act, as they each may, from time to time, be in effect.

2.

Purchase Rights.  The purchase rights represented by this Warrant shall be exercisable by the Holder in whole or in part commencing on the date hereof.  The purchase rights represented by this Warrant shall expire on July 8, 2008.  This Warrant may be exercised for Shares at a price of fifteen cents ($.15) per share, subject to adjustment as provided in Section 6 (the “Warrant Purchase Price”).

3.

Exercise of Warrant.  Subject to Section 2 above, the purchase rights represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased.  Payment may, at the option of the Holder, be made in cash, or with shares of Common Stock issuable upon exercise of this Warrant, which shares of Common Stock shall be valued at the Fair Market Value (defined below) of the Common Stock on the date of exercise (a “cashless exercise”).

In the event of a cashless exercise, the number of shares of Common Stock issuable to the Holder shall be determined using the following formula:

X = Y ((A-B)/A)

WHERE:

X = the number of shares to be issued to the Holder

Y = the number of shares purchasable under the Warrant (or portion of the Warrant)

surrendered

A = the Fair Market Value of the Common Stock on the date of exercise; and

B = the then current exercise price of the Warrant.

For purposes hereof, the “Fair Market Value” of the Common Stock shall mean the last reported sale price per share of Common Stock, as reported on the OTC Bulletin Board, or in the event the Common Stock is listed on a national securities exchange, or on the Nasdaq Stock Market (or any successor stock market), the closing price of the Common Stock on such exchange or stock market, for the day on which the notice of exercise is sent or delivered or, in the event sales of the Common Stock are not reported on the OTC Bulletin Board and the Common Stock is not listed on a national securities exchange or on the Nasdaq Stock Market (or any successor stock market), the Fair Market Value per share as determined by the  Board of Directors of the Company in good faith.  As soon as practical after receipt of this notice and payment, the Company shall deliver a certificate or certificates representing the purchased shares registered in the name of the person or persons exercising this Warrant.  In the event this Warrant is exercised by any person other than the Holder, the notice shall be accompanied by appropriate proof of the right of such person to exercise this Warrant.  All shares purchased upon the exercise of this Warrant and payment of the full Warrant Purchase Price will be fully paid and nonassessable.

4.

Shares to be Issued; Reservation of Shares. The Company covenants that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance in accordance herewith, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof.  During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

5.

No Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant.  In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company’s Board of Directors.

6.

Adjustments of Warrant Purchase Price and Number of Shares.  If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

7.

No Rights as Shareholders.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased.  Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders.  Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder’s designee, as the case may be, shall be deemed a shareholder of the Company.

8.

Sale or Transfer of the Warrant and the Shares; Legend.  The Warrant and the Shares shall not be sold or transferred unless either (i) they first shall have been registered under applicable Federal and State Securities laws, or (ii) such sale or transfer is exempt from the registration requirements of such laws.  Each certificate representing any Warrant shall bear the legend set out on page 1 hereof.  Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

THE SHARES EVIDENCED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

The Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

9.

Modifications and Waivers. This Warrant may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

10.

Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or in the case of the Company, at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

11.

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

12.

Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

13.

Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without regard to the conflicts of law provisions thereof.

IN WITNESS WHEREOF, HEALTH ENHANCEMENT PRODUCTS, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

ORIGINAL ISSUANCE AS OF:  July 8, 2005

HEALTH ENHANCEMENT PRODUCTS, INC.

/s/ Michael S. Tempesta

By:  Michael S. Tempesta, President

Address:  HEALTH ENHANCEMENT PRODUCTS, INC.

Health Enhancement Products, Inc.

7740 E. Evans Road, Suite A101

Scottsdale, AZ  85260

EXHIBIT A

NOTICE OF EXERCISE

To:

HEALTH ENHANCEMENT PRODUCTS, INC.

1.

The undersigned hereby elects to purchase _________ shares of Common Stock of HEALTH ENHANCEMENT PRODUCTS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

3.

The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.  The undersigned further represents that such shares shall not be sold or transferred unless either (1) they first shall have been registered under applicable federal and state securities laws or (ii) or an exemption from applicable federal and state registration requirements is available.

4.

In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

_______________________________

Name:

Address: ________________________

  ________________________

  ________________________

_______________________________

(Signature)

_______________________________

(Date)